UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2026

BOOST RUN INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-43277	39-4824850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Skokie Blvd., Ste. 725

Northbrook, IL 60062

(Address of principal executive offices)

(647) 487-3367

(Registrant’s telephone number, including area code)

5 Revere Drive, Suite 200

 Northbrook, IL 60062

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BRUN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

RSU Grants to Executive Officers

As previously disclosed in the Company’s Registration Statement on Form S-4 (File No. 333-277476), as filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2024 and as amended, and the Company’s Registration Statement on Form S-8 (File No. 333-281048), as filed with the SEC on July 20, 2026 (the “S-8”), in connection with the business combination between Willow Lane Acquisition Corp. and Boost Run Holdings, LLC (the “Business Combination”), the Company reserved 9,214,301 shares of common stock (representing approximately 15% of the Company’s outstanding common stock at the time of the Business Combination) for issuance under the Boost Run Inc. 2026 Omnibus Incentive Plan (the “2026 Plan”). On September 29, 2026, the Compensation Committee of the Board of Directors of Boost Run Inc. (the “Company”) approved grants of time-based restricted stock units (“RSUs”) under the 2026 Plan to Erik Guckel, the Company’s Chief Financial Officer, Harilaos Georgakopoulos, the Company’s Chief Operating Officer, and Daniel Gormley-Rahn, the Company’s Chief Technology Officer. These individuals are executive officers of the Company, and the awards therefore constitute material compensatory arrangements reportable under Item 5.02(e) of Form 8-K.

Mr. Guckel, Mr. Georgakopoulos, and Mr. Gormley-Rahn were granted 2,890,000, 300,000, and 1,400,000 RSUs, respectively (the “Executive RSUs”). The grant-date fair values of the Executive RSUs for Mr. Guckel, Mr. Georgakopoulos, and Mr. Gormley-Rahn were approximately $48,118,500, $4,995,000, and $23,310,000, respectively, based on the closing price of the Company’s common stock on the grant date of $16.65. Forty percent (40%) of Mr. Guckel’s Executive RSUs will vest on May 15, 2027, and the remaining sixty percent (60%) will vest in eight substantially equal quarterly installments through June 15, 2029, in each case, subject to Mr. Guckel’s continued service through each applicable vesting date. Mr. Georgakopoulos’s Executive RSUs will vest in substantially equal annual installments on September 29, 2027, September 29, 2028, and September 29, 2029, subject to Mr. Georgakopoulos’s continued service through each applicable vesting date. Mr. Gormley-Rahn’s Executive RSUs will vest in nine substantially equal quarterly installments beginning May 15, 2027 and continuing through June 15, 2029, subject to Mr. Gormley-Rahn’s continued service through each applicable vesting date.

Mr. Guckel serves as the Company’s Chief Financial Officer. As previously disclosed in the Company’s Form S-4, Mr. Guckel’s employment with the Company was a condition precedent to the closing of the Business Combination. The RSU award was granted in recognition of Mr. Guckel’s outstanding leadership role related to the SPAC transaction and his extensive responsibilities in establishing the Company’s finance function as a pre-transaction (founder) senior executive who held no founder shares. Mr. Gormley-Rahn serves as the Company’s Chief Technology Officer. The RSU award was granted to provide additional incentive to Mr. Gormley-Rahn in connection with his leadership over all of the Company’s GPU deployments and in preparation for him assuming expanded responsibilities within the Company.

The RSUs were granted pursuant to the 2026 Plan and a form of restricted stock unit award agreement (the “RSU Agreement”). Copies of the RSU Agreements for Mr. Guckel, Mr. Georgakopoulos, and Mr. Gormley-Rahn are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the RSUs does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Cash Recognition Award to Chief Operating Officer and Director

On September 29, 2026, the Compensation Committee of the Board of Directors of the Company recommended, and the Board of Directors (acting through its disinterested directors) approved, a one-time special cash recognition award in the aggregate amount of $1,000,000 (the “Cash Recognition Award”) to Harilaos Georgakopoulos, the Company’s Chief Operating Officer and Director. Mr. Georgakopoulos recused himself from deliberation and vote on the award. The Cash Recognition Award is a one-time special incentive award and is not granted under the Company’s 2026 Omnibus Incentive Plan.

The Cash Recognition Award is allocated and payable in three installments as follows: (i) $500,000, payable on October 15, 2026; (ii) $300,000, payable on January 15, 2027; and (iii) $200,000, payable on April 15, 2027 (each, a “Payment Date”). Payment of each installment is subject to Mr. Georgakopoulos’s continued employment with the Company in good standing on the applicable Payment Date and his satisfactory performance of his duties as Chief Operating Officer (or in another executive-level position) from the effective date of the award through each Payment Date.

If Mr. Georgakopoulos voluntarily resigns or is terminated for Cause prior to the twenty-four-month anniversary of the first payment date, all unpaid installments will be forfeited and he will be required to repay the gross amount of any payments previously received. If Mr. Georgakopoulos’s employment terminates due to his death or disability, all unpaid installments will accelerate and become payable, subject to execution of a release of claims. If the Company terminates Mr. Georgakopoulos’s employment without “Cause” (as defined in the award agreement) during the twelve-month period following a “Change in Control” (as defined in the Company’s 2026 Omnibus Incentive Plan), all unpaid installments will accelerate and become payable, subject to execution of a release of claims.

The Cash Recognition Award was made pursuant to a Special Cash Recognition Award Agreement, dated as of September 29, 2026, between the Company and Mr. Georgakopoulos. A copy of the Special Cash Recognition Award Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Cash Recognition Award does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Restricted Stock Unit Award Agreement under the Boost Run Inc. 2026 Omnibus Incentive Plan (Erik Guckel)
10.2	Restricted Stock Unit Award Agreement under the Boost Run Inc. 2026 Omnibus Incentive Plan (Harilaos Georgakopoulos)
10.3	Restricted Stock Unit Award Agreement under the Boost Run Inc. 2026 Omnibus Incentive Plan (Daniel Gormley-Rahn)
10.4	Special Cash Recognition Award Agreement, dated as of September 29, 2026, by and between Boost Run Inc. and Harilaos Georgakopoulos
104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2026

BOOST RUN INC.

By:	/s/ Erik Guckel
Erik Guckel
Chief Financial Officer